EXHIBIT 10.1

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (this “Agreement”) is made as of April 3, 2013, by and among BioScrip, Inc., a Delaware corporation (the “Company”), and Kohlberg Investors V, L.P., a Delaware limited partnership (“Kohlberg”), Kohlberg Partners V, L.P., a Delaware limited partnership, Kohlberg Offshore Investors V, L.P., a Delaware limited partnership, Kohlberg TE Investors V, L.P., a Delaware limited partnership, KOCO Investors V, L.P., a Delaware limited partnership, Robert Cucuel, Mary Jane Graves, Nitin Patel, Joey Ryan, Colleen Lederer, Blackstone Mezzanine Partners II L.P., a Delaware limited partnership, Blackstone Mezzanine Holdings II L.P., a Delaware limited partnership, and S.A.C. Domestic Capital Funding, Ltd., a Cayman Islands limited company (collectively, the “Stockholders”), pursuant to that certain stockholders’ agreement dated as of January 24, 2010 by and among the Company and the Stockholders, as amended as of March 8, 2013, as further amended as of March 14, 2013 (the “Stockholders’ Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Stockholders’ Agreement.

WHEREAS, in accordance with Section 4.2 of the Stockholders’ Agreement, the Company on March 18, 2013 filed under the Securities Act of 1933, as amended (the “Securities Act”), a shelf registration statement on Form S-3 (as the same may be amended or supplemented from time to time, the “Registration Statement”) that includes those Stockholder Shares that the Stockholders have requested, pursuant to their respective selling stockholder questionnaires provided in accordance with the Company notice letters to Stockholders dated as of March 8, 2013, to be included for resale registration by the Company (the “Resale Registration”); and

WHEREAS, Section 4.3 of the Stockholders’ Agreement provides that, as a condition to the inclusion of Stockholder Shares in any securities registration by the Company, including the Resale Registration, the participating Stockholders and the Company shall execute a customary agreement for such offering containing customary indemnification provisions; and

WHEREAS, to induce the Company to cause the Registration Statement to be declared effective to, among other things, permit public offers and sales under the Resale Registration, the Stockholders desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholders do hereby agree as follows:

1.                  INDEMNIFICATION BY THE COMPANY.

To the fullest extent permitted by law, the Company will, and hereby does, indemnify and hold harmless each Stockholder and the directors, officers, partners, members, managers, agents and employees of each of them, and each person or entity, if any, who controls any Stockholder (within the meaning of Section 15 of the Securities Act or Section 20 of the

Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (each, a “Stockholder Indemnified Party”), against any losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency authority, or body (including the Securities and Exchange Commission or any state securities commission, authority or self-regulatory organization, in the United States or anywhere else in the world), whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or relate to (i) any violation by the Company of Federal or state securities law, or any other law or regulation relating to the offer or sale of the Stockholder Shares pursuant to the Registration Statement; (ii) any violation by the Company of Section 4 of the Stockholders’ Agreement; (iii) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or (iv) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Registration Statement, any Prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, in light of the circumstances under which they were made) not misleading (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”), except to the extent, but only to the extent, that (1) such untrue statements or omissions included in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus are based solely upon information regarding the Stockholder furnished in writing to the Company by the Stockholder expressly for use therein (including such Stockholder’s proposed method of distribution of Stockholder Shares) or (2) the Claim or Violation relates to the use by the Stockholder of an outdated or defective Prospectus or supplement thereto after the Company has notified the Stockholder in writing that the Prospectus or supplement thereto is outdated or defective. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 1 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.

2.                  INDEMNIFICATION BY THE STOCKHOLDERS.

To the fullest extent permitted by law, each Stockholder will, and hereby does, severally and not jointly, indemnify and hold harmless, to the same extent and in the same manner as is set forth in Section 1, the Company, each of its directors, each of its officers who signs or has signed the Registration Statement, and each person or entity, if any, who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (each a “Company Indemnified Party”), against any Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or relate to any Violation, in each case to the extent, and only to the extent, such Claim or Indemnified Damages relates to (1) untrue statements or omissions included in the Registration Statement that are based solely upon information regarding the Stockholder furnished in writing

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to the Company by the Stockholder expressly for use therein (including such Stockholder’s proposed method of distribution of Stockholder Shares) or (2) the use by the Stockholder of an outdated or defective Prospectus after the Company has notified the Stockholder in writing that the Prospectus is outdated or defective. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Stockholder, which consent shall not be unreasonably withheld, conditioned or delayed. The aggregate liability of any Stockholder pursuant to this Section 2 shall not exceed the net proceeds to such Stockholder as a result of the sale of Stockholder Shares pursuant to the Resale Registration. For the avoidance of doubt and notwithstanding anything to the contrary herein, in no event shall any Stockholder be liable for indemnification to any Company Indemnified Party or any other Stockholder Indemnified Party hereunder for any other Stockholder’s acts or omissions as a result of the sale of such other Stockholder’s Shares.

3.                  INDEMNIFICATION PROCEDURES.

Promptly after receipt by a Stockholder Indemnified Party under Section 1 or a Company Indemnified Party under Section 2 (as the case may be, each, an “Indemnified Party”) of written notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim in respect thereof an indemnification claim to be made against any indemnifying party under Section 1 or Section 2 (as the case may be, each, an “Indemnifying Party”), such Indemnified Party shall deliver to such Indemnifying Party a written notice of the commencement thereof. The Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party by written notice to the Indemnified Party within thirty (30) days of the receipt of the indemnification notice so desires, jointly with any other Indemnifying Party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the Indemnifying Party and the Indemnified Party. In any such proceeding, any Indemnified Party may retain its own counsel, but, except as provided in the following sentence, the fees and expenses of that counsel will be at the expense of that Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of that counsel, (ii) the Indemnifying Party does not assume the defense of such proceeding in such 30 day period or (iii) in the reasonable opinion of counsel retained by the Indemnified Party, the representation by such counsel for the Indemnified Party and the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. In the event the Company is the Indemnifying Party, the Company shall pay reasonable fees for up to one separate legal counsel (plus local counsel) for the Stockholders, and such legal counsel shall be selected by the Stockholders holding at least a majority in interest of the Stockholder Shares included in the Registration Statement to which the Claim relates. The Indemnifying Party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No Indemnifying Party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the Indemnifying Party shall not unreasonably withhold, delay or condition its consent. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement or other compromise with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be or has been sought hereunder (whether or not the Indemnified Party is an actual or potential party

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to such action or claim) which does not (i) include as an unconditional and irrevocable term thereof the giving by the claimant or plaintiff to such Indemnified Party of a full release from all liability in respect to such Claim or (ii) solely involve the payment of money (for which the Indemnified Party is entitled to full reimbursement from the Indemnifying Party in connection therewith). Following indemnification as provided for hereunder, the Indemnifying Party shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made, but only to the extent of any indemnification payment so made. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve the Indemnifying Party of any liability to the Indemnified Party under Section 1 or Section 2, as the case may be, except to the extent that the Indemnifying Party is prejudiced in its ability to defend such action, and shall not relieve the Indemnifying Party of any liability otherwise than under Section 1 or Section 2, as the case may be. The indemnification required by Section 1 or Section 2, as the case may, be shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party against the Indemnifying Party or others, and (ii) any liability to which the Indemnifying Party may be subject pursuant to the law.

4.                  CONTRIBUTION.

To the extent any indemnification by an Indemnifying Party is prohibited or limited by law, the Indemnifying Party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 1 or Section 2, as the case may be, to the fullest extent permitted by law; provided, however, that: (i) no person or entity involved in the sale of Stockholder Shares who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale, shall be entitled to contribution from any person or entity involved in such sale of Stockholder Shares who was not guilty of fraudulent misrepresentation; and (ii) contribution by any Stockholder shall be limited to an amount equal to the net amount of proceeds received by such Stockholder from the sale of such Stockholder Shares pursuant to the Registration Statement giving rise to such action or claim for indemnification less the amount of any damages that such Stockholder has otherwise been required to pay in connection with such sale.

5.                  MISCELLANEOUS.

a.                   Any notice, consent, waiver or other communication required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been duly given: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

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If to the Company:

100 Clearbrook Road

Elmsford, NY 10523

Attention: General Counsel

Facsimile: (914) 345-8122

E-mail: Kimberlee.Seah@Bioscrip.com

With a copy to:

Polsinelli Shughart PC

161 N. Clark Street, Suite 4200

Chicago, IL 60601

Attention: Donald E. Figliulo

Facsimile: (312) 893-2164

E-mail: dfigliulo@polsinelli.com

If to the Stockholders, at their respective addresses set forth on Schedule I attached hereto.

Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or deposit with a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

b.                  Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

c.                   All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof by registered or certified mail, return receipt requested, or by deposit with a nationally recognized overnight delivery service, to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

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If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

d.                  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

e.                   The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

f.                   This Agreement and any amendments hereto may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when counterparts have been signed by each party hereto and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

g.                  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

h.                  The obligations of each Stockholder hereunder are several and not joint with the obligations of any other Stockholder, and no provision of this Agreement is intended to confer any obligations on any Stockholder vis-à-vis any other Stockholder. Nothing contained herein, and no action taken by any Stockholder pursuant hereto, shall be deemed to constitute the Stockholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Stockholders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

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IN WITNESS WHEREOF, the parties have caused this Indemnification Agreement to be duly executed as of the day and year first above written.

COMPANY:

BIOSCRIP, INC.

By: /s/ Kimberlee C. Seah

Name: Kimberlee C. Seah

Title: Senior Vice President, Secretary and General Counsel

STOCKHOLDERS:

KOHLBERG INVESTORS V, L.P.

By: Kohlberg Management V, L.L.C., its general partner

By: /s/ Gordon Woodward

Name: Gordon Woodward

Title: Vice President

KOHLBERG PARTNERS V, L.P.

By: Kohlberg Management V, L.L.C., its general partner

By: /s/ Gordon Woodward

Name: Gordon Woodward

Title: Vice President

KOHLBERG OFFSHORE INVESTORS V, L.P.

By: Kohlberg Management V, L.L.C., its general partner

By: /s/ Gordon Woodward

Name: Gordon Woodward

Title: Vice President

KOHLBERG TE INVESTORS V, L.P.

By: Kohlberg Management V, L.L.C., its general partner

By: /s/ Gordon Woodward

Name: Gordon Woodward

Title: Vice President

KOCO INVESTORS V, L.P.

By: Kohlberg Management V, L.L.C., its general partner

By: /s/ Gordon Woodward

Name: Gordon Woodward

Title: Vice President

ROBERT CUCUEL

/s/ Robert A. Cucuel, Jr.

MARY JANE GRAVES

/s/ Mary Jane Graves

NITIN PATEL

/s/ Nitin Patel

JOEY RYAN

/s/ Joey Ryan

COLLEEN LEDERER

/s/ Colleen Lederer

BLACKSTONE MEZZANINE PARTNERS II L.P.

By: Blackstone Mezzanine Associates II, L.P., its general partner

By: Blackstone Mezzanine Management Associates II, L.L.C., its general partner

By: /s/ Marisa J. Beeney

Name: Marisa J. Beeney

Title: Authorized Signatory

BLACKSTONE MEZZANINE HOLDINGS II L.P.

By: Blackstone Mezzanine Associates II, L.P., its general partner

By: Blackstone Mezzanine Management Associates II, L.L.C., its general partner

By: /s/ Marisa J. Beeney

Name: Marisa J. Beeney

Title: Authorized Signatory

S.A.C. DOMESTIC CAPITAL FUNDING, LTD.

By: /s/ Peter A. Nussbaum

Name: Peter A. Nussbaum

Title: Authorized Signatory

SCHEDULE I